UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) February 3, 2005

SRI/SURGICAL EXPRESS, INC.

(Exact Name of Registrant as specified in its Charter)

Florida	000-20997	59-3252632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12425 Racetrack Road

Tampa, Florida 33626

(Address of Principal Executive Offices)

(813) 891-9550

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of Material Definitive Agreement

On February 3, 2005, Charles L. Pope resigned as Chief Financial Officer of SRI/Surgical Express, Inc. His resignation is effective on February 18, 2005. Mr. Pope’s First Amended Employment Agreement with the Company dated as of July 24, 2003, expires according to its terms on the effective date of his resignation, without any severance or other further obligation of the Company. A copy of the press release dated February 7, 2005, announcing Mr. Pope’s resignation is attached as Exhibit 99.1 and incorporated by reference in this paragraph.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company’s response under Item 1.02 above is incorporated by reference in this paragraph.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press Release dated as of February 7, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRI/SURGICAL EXPRESS, INC.
(Registrant)

Dated: February 8, 2005	By:	/s/ Christopher Carlton
Christopher Carlton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated as of February 7, 2005